\




                                                               Exhibit 10.10.1

               AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT



1.       CONTRACT ID CODE                                  Page 1 of Pages 2

2.       AMENDMENT/MODIFICATION NO.:  ??010

3.       EFFECTIVE DATE: 10/01/96

4.       REQUISITION/PURCHASE REQ. NO.:  DET-97-001

5.       PROJECT NO. (if applicable)

6.       ISSUED BY                                   CODE

         Immigration & Naturalization Service
         Administrative Center Laguna, ATTN: ACLCAP
         P.O. Box 30080
         Laguna Niguel, CA 92607-0080

7.       ADMINISTERED BY(If other than Item 6)       CODE

8.       NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP
         Code)

         Esmor Seattle, Inc.
         ATTN: James B. Slattery
         1819 Main Street, Suite 1000
         Sarasota, FL 34236

         TIN: 91-1448944

9A.      AMENDMENT OF SOLICITATION NO.:  N/A

9B.      DATED (SEE ITEM 11):  N/A

10A.     MODIFICATION OF CONTRACT/ORDER NO.:  NRO-C-94-0002

10B.     DATED (SEE ITEM 13):  09/29/94

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS. (N/A)

12.      ACCOUNTING AND APPROPRIATION DATA (If required):
         See Below         Increase 3,649,964.50

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.:

         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM IOA.
         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
         C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
AUTHORITY OF:
X        D. OTHER (specify type of modification and authority):  FAR
52.217-9, Option to Extend the term of the Contract

E. IMPORTANT: Contractor is not, required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
                                                              (Continued...)


                                                            Modification 0010
                                                            NRO-C-94-0002
                                                            Page 2 of 2

     1 . This modification is issued to exercise the third option year. The obligated amount for the minimum guaranteed under the contract is increased by $3,649,964 50 from $7,166,259,60 to $10,816,224.10. The period of performance for the third option year is October 1, 1996 through September 30, 1997.

        2.        Accounting and Appropriation Data:

                  1571217/1250-057/03 - $2,591,474.79
                  1571217/1250.U31/03 - $1,058,489.71

     Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)


15B.     CONTRACTOR/OFFEROR

         S/S JAMES F. SLATTERY__

15C.     DATE SIGNED:  7/30/96

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
         Lynn P. Kentfield
         Assistant Director - Administration

16B.     UNITED STATES OF AMERICA

         By s/s_________________________________
                  (Signature of Contracting Officer)

16C.     DATE SIGNED:  12 September, 1996



NSN 7540-01-152-807
STANDARD FORM 30 (REV, 10-83)




     3. 52.232-18 AVAILABILITY OF FUNDS. (APR 1984)

     Funds are not  presently  available  for this  contract.  The  Government's
obligation   under  this  contract  is  contingent  upon  the   availability  of
appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise until funds are made available to the Contracting Officer for this contract and until the contractor receives notice of such availability, to be confirmed in writing by the Contracting Officer.



     4. Department of Labor Wage Determination No. 94-2563 (Rev. 8), dated 06/10/1996, is attached and incorporated into the contract.

REGISTER OF WAGE DETERMINATIONS UNDER           U.S. DEPARTMENT OF LABOR
       THE SERVICE CONTRACT ACT             EMPLOYMENT STANDARDS ADMINISTRATION
By direction of the Secretary of Labor          WAGE AND HOUR DIVISION
                                                WASHINGTON, D.C. 20210
                                             Wage Determination No.:   94-2563
Alan L. Moss      Division of                      Revision No.:   8
Director          Wage-Determinations              Date of Last Revision:
                                                   06/10/1996


State(s): Washington

     Area: WASHINGTON COUNTIES OF KING, SNOHOMISH, WHATCOM.

     ** Fringe Benefits Required For All Occupations Included In This Wage Determination Follow The Occupational Listing **



OCCUPATION CODE AND TITLE
ADMINISTRATIVE SUPPORT AND CLERICAL:                                                MINIMUM HOURLY WAGE


01011        Accounting Clerk I                                                          $ 8.38
01012        Accounting Clerk II                                                         $ 9.40
01013        Accounting Clerk III                                                        $ 11.28
01014        Accounting Clerk IV                                                         $ 12.83
01030        Court Reporter                                                              $ 12.06
01050        Dispatcher, Motor Vehicle                                                   $ 12.06
01060        Document Preparation Clerk                                                  $ 10.38
01090        Duplicating Machine Operator                                                $ 10.38
01110        Film/Tape Librarian                                                         $ 10.50
01115        General Clerk I                                                             $ 10.50
01116        General Clerk II                                                            $ 8.48
01117        General Clerk III                                                           $ 10.38
01118        General Clerk IV                                                            $ 12.45
01120        Housing Referral Assistant                                                  $ 12.77
01131        Key Entry Operator I                                                        $ 9.72
01132        Key Entry Operator II                                                       $ 10.78
01191        Order Clerk I                                                               $ 8.48
01192        Order Clerk II                                                              $ 10.10
01220        Order Filler                                                                $ 10.69
01261        Personnel Assistant
             (Employment) I                                                              $ 8.87
01262        Personnel Assistant
             (Employment) II                                                             $ 9.96
01263        Personnel Assistant
             (Employment) III                                                            $ 12.13
01264        Personnel Assistant
             (Employment) IV                                                             $ 12.90
01270        Production Control Clerk                                                    $ 12.77
01290        Rental Clerk                                                                $ 10.50
01300        Scheduler, Maintenance                                                      $ 10.50
01311        Secretary I                                                                 $ 10.50
01312        Secretary II                                                                $ 12.06
01313        Secretary III                                                               $ 12.77
01314        Secretary IV                                                                $ 15.14
01315        Secretary V                                                                 $ 18.20
01320        Service Order Dispatcher                                                    $ 10.10
01341        Stenographer I                                                              $ 11.47
01342        Stenographer II                                                             $ 12.88
01400        Supply Technician                                                           $ 14.61
01420        Survey Worker(Interviewer)                                                  $ 12.06



                                        WAGE DETERMINATION NO.:94-2563 (Rev. 8)
                                        ISSUE DATE:06/10/1996
                                        Page 2 of 9


01460        Switchboard Operator-Receptionist                      $ 9.05
01510        Test Examiner                                         $ 12.06
01520        Test Proctor                                          $ 12.06
01531        Travel Clerk I                                         $ 8.22
01532        Travel Clerk II                                        $ 8.65
01533        Travel Clerk III                                       $ 9.11
01611        Word Processor I                                      $ 10.88
01612        Word Processor II                                     $ 12.21
01613        Word Processor III                                    $ 14.86

AUTOMATIC DATA PROCESSING:

03010        Computer Data Librarian                               $ 11.31
03041        Computer Operator I                                   $ 11.31
03042        Computer Operator II                                  $ 11.78
03043        Computer Operator III                                 $ 14.20
03044        Computer Operator IV                                  $ 15.79
03045        Computer Operator V                                   $ 17.48
03071        Computer Programmer I 1/                              $ 11.83
03072        Computer Programmer II 1/                             $ 14.44
03073        Computer Programmer III 1/                            $ 18.50
03074        Computer Programmer IV 1/                             $ 21.03
03101        Computer Systems Analyst I 1/                         $ 17.83
03102        Computer Systems Analyst II /                         $ 21.03
03103        Computer Systems Analyst III 1/                       $ 24.71
03160        Peripheral Equipment Operator                         $ 11.83

AUTOMOTIVE SERVICE:

05005        Automobile Body Repairer, Fiberglass                  $ 18.75
05010        Automotive Glass Installer                            $ 17.55
05040        Automotive Worker                                     $ 17.55
05070        Electrician, Automotive                               $ 18.14
05100        Mobile Equipment Servicer                             $ 16.38
05130        Motor Equipment Metal Mechanic                        $ 18.75
05160        Motor Equipment- Metal Worker                         $ 17.55
05190        Motor Vehicle Mechanic                                $ 18.70
05220        Motor Vehicle Mechanic Helper                         $ 15.78
05250        Motor Vehicle Upholstery Worker                       $ 16.97
05280        Motor Vehicle Wrecker                                 $ 17.55
05310        Painter, Automotive                                   $ 18.14
05340        Radiator Repair Specialist                            $ 17.55
05370        Tire Repairer                                         $ 16.38
05400        Transmission Repair Specialist                        $ 18.75

FOOD PREPARATION AND SERVICE:

07010        Baker                                                 $ 11.42
07041        Cook I                                                $ 10.66
07042        Cook II                                               $ 11.42
07070        Dishwasher                                             $ 9.06
07100        Food Service Worker (Cafeteria Worker)                 $ 9.06
0713O        Meat Cutter                                           $ 11.42
07250        Waiter/Waitress                                        $ 9.51

                                  WAGE DETERMINATION NO. :94-2563 (Rev. 8)
                                  ISSUE DATE:06/10/1996
                                  Page 3 of 9


FURNITURE MAINTENANCE AND REPAIR:

09010        Electrostatic Spray Painter                          $ 18.45
09040        Furniture Handler                                    $ 14.84
09070        Furniture Refinisher                                 $ 18.45
09100        Furniture Refinisher Helper                          $ 15.98
09110        Furniture Repairer, Minor                            $ 17.12
09130        Upholsterer                                          $ 18.48

GENERAL SERVICES AND SUPPORT:

11030        Cleaner, Vehicles                                     $ 9.06
11060        Elevator Operator                                     $ 9.06
11090        Gardener                                             $ 10.69
11121        Housekeeping Aide I                                   $ 8.52
11122        Housekeeping Aide II                                  $ 9.06
11150        Janitor                                               $ 9.06
11180        Laborer                                               $ 9.06
11210        Laborer, Grounds Maintenance                          $ 9.51
11240        Maid or Houseman                                      $ 8.52
11270        Pest Controller                                      $ 11.05
11300        Refuse Collector                                      $ 9.06
11330        Tractor Operator                                     $ 10.30
11360        Window Cleaner                                        $ 9.51

HEALTH:

1201O          Ambulance Driver                                    $ 9.75
12040          Emergency Medical Technician                       $ 12.50
12071          Licensed Practical Nurse I                         $ 12.25
12072          Licensed Practical Nurse II                        $ 13.75
12073          Licensed Practical Nurse III                       $ 15.39
12100          Medical Assistant                                  $ 10.03
12130          Medical Laboratory Technician                      $ 10.03
12160          Medical Record Clerk                               $ 10.03
12190          Medical Record Technician                          $ 12.96
12221          Nursing Assistant I                                 $ 6.05
12222          Nursing Assistant II                                $ 8.20
12223          Nursing Assistant III                               $ 8.95
12224          Nursing Assistant IV                               $ 10.94
12250          Pharmacy Technician                                $ 11.55
12280          Phlebotomist                                       $ 10.03
12311          Registered Nurse I                                 $ 17.27
12312          Registered Nurse II                                $ 21.06
12313          Registered Nurse II,
               Specialist                                         $ 21.06
12314          Registered Nurse III                               $ 25.03
12315          Registered Nurse III,
               Anesthetist                                        $ 25.03
12316        Registered Nurse IV                                  $ 28.03

INFORMATION AND ARTS:

130O2        Audiovisual Librarian                                $ 15.14
13011        Exhibits Specialist I                                $ 14.50
130l2        Exhibits Specialist II                               $ 16.54
13013        Exhibits Specialist III                              $ 20.34
13041        Illustrator I                                        $ 14.50
13042        Illustrator II                                       $ 16.54
13043        Illustrator III                                      $ 20.34
13047        Librarian                                            $ 18.20

                                   WAGE DETERMINATION NO. :94-2563 (Rev. 8)
                                   ISSUE DATE:06/10/1996
                                   Page 4 of 9


13050        Library Technician                                   $ 12.06
13071        Photographer I                                       $ 12.35
13072        Photographer II                                      $ 14.80
13073        Photographer III                                     $ 16.54
13074        Photographer IV                                      $ 20.34
13075        Photographer V                                       $ 25.02

LAUNDRY, DRY CLEANING, PRESSING:

15010        Assembler                                             $ 6.52
15030        Counter Attendant                                     $ 6.52
15040        Dry Cleaner                                           $ 8.68
15070        Finisher, Flatwork, Machine                           $ 6.52
15090        Presser, Hand                                         $ 6.52
15100        Presser, Machine, Dry Cleaning                        $ 6.52
15130        Presser, Machine, Shirts                              $ 6.52
15160        Presser, Machine, Wearing
              Apparel, Laundry                                     $ 6.52
15190        Sewing Machine Operator                               $ 9.40
15220        Tailor                                               $ 10.66
15250        Washer, Machine                                       $ 7.22

MACHINE TOOL OPERATION AND REPAIR:

19010        Machine-tool Operator (Toolroom)                     $ 18.48
19040        Tool and Die Maker                                   $ 20.73

MATERIALS HANDLING AND PACKING:

21010        Fuel Distribution System Operator                    $ 16.38
21020        Material Coordinator                                 $ 16.97
21030        Material Expediter                                   $ 16.97
21040        Material Handling Laborer                            $ 13.88
21071        Forklift Operator                                    $ 14.25
21080        Production Line Worker
             (Food Processing)                                    $ 13.73
21100        Shipping/Receiving clerk                             $ 12.59
21130        Shipping Packer                                      $ 12.59
21140        Store Worker I                                       $ 11.94
21150        Stock Clerk ( Shelf Stocker;
             Store Worker II                                      $ 12.59
21150        Stock Clerk
21210        Tools and Parts Attendant                            $ 14.18
21400        Warehouse Specialist                                 $ 13.73


MECHANICS AND MAINTENANCE AND REPAIR:

23010        Aircraft Mechanic                                    $ 19.02
23040        Aircraft Mechanic Helper                             $ 15.98
23060        Aircraft Servicer                                    $ 17.12
23070        Aircraft Worker                                      $ 17.88
23100        Appliance Mechanic                                   $ 18.45
23120        Bicycle Repairer                                     $ 16.55
23125        Cable Splicer                                        $ 19.02
23130        Carpenter, Maintenance                               $ 18.45
23140        Carpet Layer                                         $ 18.45
23160        Electrician, Maintenance                             $ 20.11
23181        Electronics Technician,
             Maintenance I                                        $ 17.53

                                  WAGE DETERMINATION NO. :94-2563 (Rev. 8)
                                  ISSUE DATE:06/10/1996
                                  Page 5 of 9


23182        Electronics Technician,
             Maintenance II                                       $ 18.80
23183        Electronics Technician,
             Maintenance III                                      $ 23.19
23260        Fabric Worker                                        $ 17.12
23290        Fire System Mechanic                                 $ 19.02
23310        Fire Extinguisher Repairer                           $ 16.55
23340        Fuel Distribution System Mechanic                    $ 19.02
23370        General Maintenance Worker                           $ 15.65
23400        Heating, Refrigeration and Air
             Conditioning Mechanic                                $ 19.02
23430        Heavy Equipment Mechanic                             $ 19.02
23460        Instrument Mechanic                                  $ 19.02
23500        Locksmith                                            $ 18.45
23530        Machinery Maintenance Mechanic                       $ 21.01
23550        Machinist, Maintenance                               $ 18.29
23580        Maintenance Trades Helper                            $ 15.98
23640        Millwright                                           $ 19.02
23700        Office Appliance Repairer                            $ 18.45
23740        Painter, Aircraft                                    $ 18.45
23760        Painter, Maintenance                                 $ 18.45
23790        Pipefitter, Maintenance                              $ 19.02
23800        Plumber, Maintenance                                 $ 18.45
23820        Pneudraulic Systems Mechanic                         $ 19.02
23850        Rigger                                               $ 19.02
23870        Scale Mechanic                                       $ 17.88
23890        Sheet-metal Worker, Maintenance                      $ 19.02
23910        Small Engine Mechanic                                $ 17.88
23930        Telecommunications Mechanic I                        $ 19.02
23940        Telecommunications Mechanic II                       $ 19.59
23950        Telephone Lineman                                    $ 19.02
23960        Welder, Combination, Maintenance                     $ 19.02
23965        Well Driller                                         $ 19.02
23970        Woodcraft Worker                                     $ 19.02
23980        Woodworker                                           $ 16.55

PERSONAL NEEDS:

24570 Child Care Attendant                                         $ 6.77
24600 Chore Aide                                                   $ 8.75
24630 Homemaker                                                   $ 13.48

PLANT AND SYSTEM OPERATION:

25010 Boiler Tender                                               $ 19.02
25040 Sewage Plant Operator                                       $ 18.42
25070 Stationary Engineer                                         $ 19.02
25190 Ventilation Equipment Tender                                $ 15.98
25210 Water Treatment Plant Operator                              $ 18.45

PROTECTIVE SERVICE:

27004      Alarm Monitor                                          $ 10.59
27010      Court Security Officer                                 $ 18.28
27040      Detention Officer                                      $ 13.53
27070      Firefighter                                            $ 17.62
27101      Guard I                                                 $ 6.77
27102      Guard II                                               $ 10.59
27130      Police Officer                                         $ 19.35

                                     WAGE DETERMINATION NO. :94-2563 (Rev. 8)
                                     ISSUE DATE: 06/10/1996
                                     Page 5 of 9

                                     WAGE DETERMINATION NO.:94-2563 (Rev. 8)
                                     ISSUE DATE:06/10/1996
                                     Page 6 of 9



TECHNICAL:

29020        Archeological Technician                              $ 16.54
29030        Cartographic Technician                               $ 16.54
29035        Computer Based Training
             Specialist/Instructor                                 $ 17.83
29040        Civil Engineering Technician                          $ 16.54
29061        Drafter I                                             $ 10.51
29062        Drafter II                                            $ 12.35
29063        Drafter III                                           $ 14.50
29064        Drafter IV                                            $ 16.54
29070        Embalmer                                              $ 14.42
29081        Engineering Technician I                              $ 12.01
29082        Engineering Technician II                             $ 13.48
29083        Engineering Technician III                            $ 15.38
29084        Engineering Technician IV                             $ 18.98
29085        Engineering Technician V                              $ 22.85
29086        Engineering Technician VI                             $ 27.65
29090        Environmental Technician                              $ 16.54
29100        Flight Simulator/Instructor
             (Pilot)                                               $ 21.03
29150        Graphic Artist                                        $ 17.83
29210        Laboratory Technician                                 $ 13.77
29240        Mathematical Technician                               $ 16.54
29330        Mortician                                             $ 14.42
29361        Paralegal/Legal Assistant I                           $ 12.06
29362        Paralegal/Legal Assistant II                          $ 15.14
29363        Paralegal/Legal Assistant III                         $ 16.72
29364        Paralegal/Legal Assistant IV                          $ 22.41
29390        Photooptics Technician                                $ 16.54
29480        Technical Writer                                      $ 17.20
29620        Weather Observer, Senior 2                            $ 15.79
29621        Weather Observer, Combined 2/
             Upper Air and Surface Programs                        $ 14.20
29622        Weather Observer, Upper Air 2/                        $ 14.20

TRANSPORTATION/MOBILE EQUIPMENT
OPERATION:

31030        Bus Driver                                            $ 16.15
31100        Driver Messenger                                      $ 10.66
31200        Heavy Equipment Operator                              $ 19.06
31260        Parking and Lot Attendant                              $ 8.39
31290        Shuttle Bus Driver                                     $ 9.91
31300        Taxi Driver                                            $ 8.66
31361        Truckdriver, Light Truck                               $ 9.91
31362        Truckdriver, Medium Truck                             $ 16.15
31363        Truckdriver, Heavy Truck                              $ 16.95
36364        Truckdriver, Tractor-Trailer                          $ 16.95

MISCELLANEOUS:

99005        Aircraft Quality Control                              $ 24.12
             Inspector
99020        Animal Caretaker                                       $ 9.97
99030        Cashier                                                $ 7.94
99040        Child Care Center Clerk                                $ 8.44
99050        Desk Clerk.                                            $ 9.74

99260        Instructor                                            $ 14.42
99300        Lifeguard                                              $ 8.67
99350        Park Attendant (Aide)                                 $ 10.89

WAGE DETERMINATION NO.:94-2563 (Rev. 8)      ISSUE DATE:06/10/1996 Page
7 of 9


99400        Photofinishing Worker ( Photo                          $ 8.67
             Lab / Dark Room Technician
99500        Recreation Specialist                                 $ 13.48
99510        Recycling Worker                                      $ 10.33
99610        Sales Clerk                                            $ 8.67
99630        Sports Official                                        $ 8.67
99658        Survey Party Chief                                    $ 19.86
99659        Surveying Technician                                  $ 13.20
99660        Surveying Aide                                         $ 9.63
99690        Swimming Pool Operator                                $ 11.42
99720        Vending Machine Attendant                             $ 10.33
99730        Vending Machine Repairer                              $ 11.42
99740        Vending-Machine Repairer Helper                       $ 10.33




     ** Fringe Benefits Required For All Occupations Included In This Wage Determination **


     HEALTH & WELFARE: $0.90 per hour or $36.00 per week or $156.00 per month.


     VACATION: Two weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years; 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractor in the performance of similar work at the same Federal facility. (Reg. 4.173)


     HOLIDAYS: Minimum of ten paid holidays per year: New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4.174)


     1) Does not apply to employees employed in a bona fide executive, administrative, or professional capacity as defined and delineated in 29 CFR
541. (See 29 CFR 4.156)


     2) APPLICABLE TO WEATHER OBSERVERS ONLY - NIGHT PAY & SUNDAY PAY: If you work at night as a part of a regular tour of duty, you will earn a NIGHT DIFFERENTIAL and receive an additional 10% of basic pay for any hours worked between 6pm and 6am. If you are a full-time employee.(40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).


                             ** UNIFORM ALLOWANCE **

     If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by

                                      WAGE DETERMINATION No.:94-2563 (Rev. 8)
                                      ISSUE DATE:06/10/1996
                                      Page 8 of 9



the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:



     The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $4.25 per week (or $.85 cents per day). However, in those instances where the uniforms furnished are made of "wash and wear" materials, may be routinely washed and dried with other personal garments, and do not require any special treatment-such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.



                 ** NOTES APPLYING TO THIS WAGE DETERMINATION **



                Source of Occupational Titles and Descriptions:

     The duties of employees under job titles listed are those described in the "Service Contract Act Directory of Occupations," Fourth Edition, January 1993, as amended by the Second Supplement, dated August 1995, unless otherwise indicated. This publication may be obtained from the Superintendent of Documents, at 202-783-3238, or by writing to the Superintendent of Documents, U.S. Government Printing Office, Washington, D.C. 20402. Copies of specific job descriptions may also be obtained from the appropriate contracting officer.



      REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE
                         (Standard Form 1444 (SF 1444))



Conformance Process:

     The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the

                                       WAGE DETERMINATION NO.:94-2563 (Rev. 8)
                                       ISSUE DATE:06/10/1996
                                       Page 9 of 9



commencement date of the contract. (See Section 4.6 (C)(vi).) When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.



     The .process for preparing a conformance request is as follows:

     1) When preparing the bid, the contractor identifies the need for a conformed occupations) and computes a proposed rate(s).



     2) After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classifications), job descriptions), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.



     3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency's recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).



     4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.



     5) The contracting officer transmits the Wage and Hour decision to the contractor.

     6) The contractor informs the affected employees.

     Information required by the Regulations must be submitted on SF 1444 or bond paper.

     When preparing a conformance request, the "Service Contract Act

Directory of Occupations" (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformance's may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.